Investor Overview March 2019 © 2018 Proofpoint. All rights reserved Exhibit 99.1

SAFE HARBOR This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: quarterly fluctuations in our business and results of operations; our ability to address market needs and sell our applications and services successfully; integration of acquisitions; acquisition-related liabilities and charges; the general market conditions; and the effects of competition. These and other risks and uncertainties associated with our business are described in our Annual Report on Form 10-K for the year ended 2018, and the other reports we file with the SEC, copies of which are available free of charge at the SEC's website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this presentation and Proofpoint undertakes no obligation, and expressly disclaims any obligation, to update forward-looking statements herein in light of new information or future events. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The most directly comparable GAAP information and a reconciliation between the non-GAAP figures are provided on slides at the back of this presentation. Proofpoint is a registered trademark of Proofpoint, Inc. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. © 2018 Proofpoint. All rights reserved

Next Generation Cybersecurity Company That Protects People, Data, and Brands From Advanced Threats and Compliance Risks © 2018 Proofpoint. All rights reserved

Investor Highlights 2 3 4 5 Unique SaaS security model with high recurring subscription revenue 1 Strong operating discipline, delivering both growth and expanding free cash flow margins Broad customer base with renewal rates consistently over 90% Large and growing TAM represents $12B+ opportunity Consistent track record of execution over the past 28 quarters as a public company

Proofpoint Essentials: Security Made Simple For Your Small Business Dynamic Threat Landscape Malware and non-malware attacks Move to the Cloud Strong growth of Office 365, G Suite and other SaaS applications Strong Secular Drivers Fueling Growth Opportunity Email is #1 Threat Vector* 90%+ advanced threats propagated via email Source: 2017 Verizon DBIR

93% of all breaches are attacks targeting people, 96% via email Source: 2018 Verizon DBIR, Trend Micro, FEYE, etc. Attack Vectors Defenders Don’t Focus on People, but Attackers Do Network 62% Endpoint 18% Email 8% Web 12% Source: Gartner (2017 forecast) IT Security Spending

Attacks increasingly target people, not infrastructure

THREATS USE SOCIAL ENGINEERING, NOT VULNERABILITIES

99%+

Rely on user to run malicious code

300%+

Increase in corporate credential phishing (Q2 to Q3 2018)

Source: Proofpoint Threat Data.

SHIFT TO CLOUD CREATES NEW THREAT VECTORS, DATA EXPOSURE

Account takeover of cloud apps is a growing problem

63% Orgs exposed to targeted attacks

37% Orgs detected successful breach

Source: Proofpoint Threat Data.

EMAIL FRAUD IS A BOARD-LEVEL ISSUE

$12.5B+

direct losses worldwide (Oct 2013 – May 2018)

78,617

incidents worldwide

Source: FBI.

proofpoint.

Threat Detection Email (external, internal) Cloud Web Social Information Protection Unified classifiers Threat-aware DLP alerting Integrated management + workflow People-Centric Security: Foundational Product Capabilities Automation Phishing response Adaptive control deployment Ecosystem use cases Isolation Email integration Proxy integration CASB augmentation for long tail apps CASB Compromised account detection DLP/data exposure Shadow IT/compliance Security Awareness Simulation Customized training Closed-loop remediation of abuse reports

PEOPLE-CENTRIC ATTACK VECTORS: INITIAL COMPROMISE
PEOPLE-CENTRIC ATTACK VECTORS: POST-COMPROMISE
External Email
Spoofing/BEC
Phish
Malware
Delayed action URLs
Internal Email
Malware
Phish
Brute force attacks
Cloud Accounts
Malware
Phish
Personal Webmail
Enterprise
Users
External Email
Exfiltrate data
Internal Email
Exfiltrate data
Move laterally
Exfiltrate data
Establish persistence
Upload malware
BEC
Cloud Accounts
Data loss
Malware
Phish
Social
Web Browsing
Email fraud
Lookalike domains
Identity Deception
PEOPLE-CENTRIC ATTACK VECTORS: BUSINESS ECOSYSTEM

proofpoint.

People-Centric Attack Vectors: Initial Compromise People-Centric Attack Vectors: Post-Compromise People-Centric Attack Vectors: Business Ecosystem External Email Cloud Accounts Internal Email Personal Webmail External Email Internal Email Cloud Accounts Web Browsing Identity Deception Protection Targeted Attack Protection Threat Response Internal Mail Defense Cloud Account Defense Personal Webmail Defense DLP Encryption Internal Mail Defense CASB Web Isolation Digital Risk Email Fraud Defense Enterprise Foundations Anti-Phishing Users Protect the #1 threat vector and gain visibility Protect against account compromise and protect other key threat vectors Protect #1 data loss vector and build end user resilience Build a comprehensive people-centric security program

Leading with Innovation 2012 2013 2014 2015 2016 2017 URLs Attachments Social Mobile Email Fraud Cloud App Security Broker and Domain Discover Phishing-Simulation and Browser Isolation ~20% of revenue reinvested in R&D coupled with disciplined M&A strategy 2018 20% estimate excludes R&D stock option expense

Product Expansion Fuels Proofpoint’s Growth $12+ Billion 2020 Market Opportunity Email Protection: $2.1B Email Protection: $2.1B Archiving: $2.0B Info Protection & Privacy: $1.3B Advanced Threat: $1.8B Threat Response Email Fraud Defense Browser Isolation, Digital Risk, CASB and Phishing Simulation See appendix for sources for market forecasts. $5.0B+

Growth Strategy Grow product suite Leverage ecosystem Expand international presence Increase sales to existing customers Broaden customer base

53% F-1000 Penetration Blue Chip Customers with Significant Growth Diversified customer based with significant headroom for growth Reflects Q4 2018 results as reported January 31, 2019. 81% U.S. 19% Int’l. U.S. vs. International Revenue 24% Global 2000

Blue Chip Customers with Significant Growth Strong attach rate of additional products into the customer base since IPO 48% At Time of 2012 IPO (~2,400 Customers) Q4 2018 (~6,100 Enterprise Customers*) 99% 52% 1% 1 or 2 products 3 or more products * Enterprise customers spending over $10,000 in annually recurring revenue and as announced January 31, 2019.

52% have one or two products 48% have three or more products Compelling Opportunity to Fill in Whitespace >$1.0B ARR Still Available >$700M ARR Under Contract >$1 Billion opportunity to sell deeper into existing customer base of ~6,100 enterprise customers As reported on Q4 2018 earnings call on January 31, 2019.

Emerging Products – Driving $5B+ Opportunity > 30% of new ARR added in Q4 2018 and > 20% of total annual recurring revenue under contract* Mobile Defense Threat Response Social & Digital Risk Threat Intelligence Cloud App Security Broker Email Fraud Defense Internal Mail Defense Phish-Sim Security Awareness Browser Isolation * As reported on Q4 2018 earnings call on January 31, 2019.

Highly Visible Revenue Drives Free Cash Flow $198 Annual Free Cash Flow ($M) *2019E represents the midpoint of guidance range as provided on Form 8K on January 31, 2019.  Also, 2016, 2017 and 2018 revenue reflects the Company’s adoption of ASC606 effective January 1, 2018. Prior years are reported under ASC-605. Free cash flow defined as net cash provided by operating activities minus capital expenditures. Annual Revenue ($M) CAGR 36% $872 $717

Highly Visible Revenue Drives Free Cash Flow 23% Free Cash % of Revenue Annual Revenue Growth Rate CAGR 36% 22% 38% *2019E represents the midpoint of guidance range provided on Form 8K on January 31, 2019.  Also, 2016, 2017 and 2018 revenue reflects the Company’s adoption of ASC606 effective January 1, 2018. Prior years are reported under ASC-605. Free cash flow defined as net cash provided by operating activities minus capital expenditures.

In Closing Compelling business model, with >95% recurring revenues and duration in the low teens 2 Strong operating discipline, delivering both growth and expanding free cash flow margins 3 Broad customer base with renewal rates consistently over 90% 4 Emerging products create yet another catalyst for growth 5 Consistent track record of execution over the past 28 quarters as a public company 1

© 2018 Proofpoint. All rights reserved

Non-GAAP Reconciliation (Free Cash Flow)

Source Data for Market Size Estimates

© 2018 Proofpoint. All rights reserved